SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 28, 2002

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-6686                 13-1024020
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 (State or Other Jurisdiction      (Commission File           (IRS Employer
       of Incorporation)                Number)            Identification No.)

  1271 Avenue of the Americas, New York, New York                 10020
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      (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On February 28, 2002, The Interpublic Group of Companies, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits.

Exhibit 99.1: Press Release of The Interpublic Group of Companies, Inc., dated February 28, 2002, announcing its fourth quarter and full-year 2001 results.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE INTERPUBLIC GROUP OF
                                           COMPANIES, INC.


Date: March 4, 2002                      By: /s/ Nicholas J. Camera
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                                             Nicholas J. Camera
                                             SENIOR VICE PRESIDENT, GENERAL
                                             COUNSEL AND SECRETARY